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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 registration statement on Form S-3 (No. 333-05342-LA) to Form SB-2 registration statement of our report dated February 14, 1997 included in NeoTherapeutics, Inc.'s Form 10-KSB for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP

Orange County, California
October 3, 1997